EXHIBIT 99.1

              GENIUS PRODUCTS RESTATES 2004 THIRD QUARTER RESULTS;
               REVISES 2004 REVENUE GUIDANCE TO REFLECT NET SALES

         SAN DIEGO, CALIFORNIA - DECEMBER 23, 2004 - GENIUS PRODUCTS, INC. (OTCBB: GNPI), a multi-brand family entertainment company, today corrected certain errors in its financial statements for the third quarter ended September 30, 2004. The company has restated its third quarter financial statements and today filed an amended Form 10-QSB with the Securities and Exchange Commission. The restatement involves a change in the timing of revenues recorded in the third quarter totaling $755,260. These revenues derived from sales of DVD products in two separate transactions involving new distribution channels or distributors. The errors were uncovered in internal reviews by the company, and the accounting procedures involved have since been corrected.

         In the first transaction, the company determined that several shipments of a multiple shipment sale actually shipped in the first few days of the fourth quarter rather than during the third quarter. The total revenues involved of $280,260 will be included in gross revenues for the fourth quarter ending December 31, 2004. Payment for these shipments was received in full. In the second transaction, the company determined that one order totaling $475,000 involved a guaranteed sale commitment, and therefore the company should have reserved the full amount against any possible returns. The company anticipates receiving payment for this sale during the first quarter of 2005. When the payment is received and assurances are received that the product will not be returned, the sale will be recorded in net revenues. The company's internal audit function determined that mistakes in shipping information provided by vendors contributed to the errors, and changes in the company's internal controls have now been implemented to avoid future errors.

         As adjusted for the restatement, gross revenues for the third quarter of 2004 were $5.8 million, rather than $6.1 million as originally reported. Net revenues were $5.0 million, rather than $5.8 million as originally reported. The company's net loss for the third quarter was $0.9 million, or $0.04 per share, rather than a net loss of $0.7 million, or $0.03 per share. Condensed consolidated statements of operations, as restated, for the three- and nine-month periods ended September 30, 2004 and the balance sheet at September 30, 2004 accompany this release.

         "We are clearly disappointed that these errors occurred and, with the oversight of the company's Audit Committee, we have instituted additional revenue recognition controls to avoid such errors in the future," said Klaus Moeller, Genius Products' chairman and chief executive officer. "As we grow our revenues and enter new distribution channels, we continue to take our financial reporting responsibilities very seriously. We do not believe these isolated errors detract from the clear progress Genius Products is making in growing our exciting business."

         Moeller added that the revenue shift and other factors will have a moderate effect on the company's previously issued revenue guidance for 2004. "We are also withdrawing our previously issued gross revenue guidance for 2004 as the company has decided to issue net revenue guidance only. We believe that our net revenues for 2004 will be approximately $17 million." Moeller continues, "We look forward to 2005 and continuing the stellar success that we have achieved in establishing Genius products as an emerging leader in family entertainment."

ABOUT GENIUS PRODUCTS, INC.
---------------------------
         Genius Products, Inc. (OTCBB: GNPI) is a multi-brand company that produces and distributes affordable family entertainment products including DVDs and CDs. Its products are sold in retail outlets nationwide under well-known brands including AMC(R), TV Guide(R), The Twilight Zone(TM), Baby Genius(R), Tonka(R), My Little Pony(R), Curious George(R) and Paddington Bear(TM). Genius Products also licenses the Baby Genius brand to third-party companies for a variety of products including books, apparel and infant care products. Promotional partners include the world famous San Diego Zoo(R), Playtex(R), Gerber(R), Fazoli's(R) and Child(R) Magazine.

SAFE HARBOR STATEMENT
---------------------
         Except for historical matters contained herein, the matters discussed in this news release are forward-looking statements. The forward-looking statements reflect assumptions and involve risks and uncertainties, which may affect Genius Products' business, forecasts, projections and prospects, and cause results to differ from these forward-looking statements. Actual results could vary for many reasons, including but not limited to, the timely development and acceptance of new products, the market demand for the company's product offerings and general market conditions. Other such risks and uncertainties include Genius Products' ability to grow its business, to obtain additional licenses, to meet anticipated release schedules and other matters, which are described in the company's filings with the Securities and Exchange Commission. Genius Products assumes no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this release.


                          GENIUS PRODUCTS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                        (UNAUDITED)

                                                                     FOR THE THREE
                                                                      MONTHS ENDED
                                                                      SEPTEMBER 30,
                                                             -----------------------------
                                                             (As restated)
                                                                 2004             2003
                                                             -------------   -------------
Revenues:
        Audio                                                $    382,978    $    364,006
        DVD and VHS                                             5,155,484         247,154
        Royalties, licensing and other                            304,485          83,403
                                                             -------------   -------------
Gross revenues                                                  5,842,947         694,563
       Sales returns, discounts and allowances                   (825,491)        (77,917)
                                                             -------------   -------------
            Net revenues                                        5,017,456         616,646
                                                             -------------   -------------
Costs and expenses
     Cost of revenues:
          Audio                                                   116,664         171,670
          DVD and VHS                                           3,273,952         151,634
          Other                                                   238,958          52,112
          Warehouse expenses                                       73,237          42,277
     Product development                                          465,543         162,532
     Sales and marketing                                          647,656         277,963
     General and administrative                                   863,202         374,318
     Stock options granted to non-employees for services          145,511         146,061
                                                             -------------   -------------
     Total costs and expenses                                   5,824,723       1,378,567
                                                             -------------   -------------
     Loss from operations                                        (807,267)       (761,921)

Other income (expense)                                                 --             877
Interest expense                                                 (110,110)         (7,414)
                                                             -------------   -------------
     Loss before provision for income taxes                      (917,377)       (768,458)

Provision for income taxes                                             --              --
                                                             -------------   -------------
     Net loss                                                $   (917,377)   $   (768,458)
                                                             =============   =============
Basic and diluted loss per common share:
     Net loss per share                                      $      (0.04)   $      (0.04)
                                                             =============   =============

     Basic and diluted weighted average shares                 25,080,003      18,625,061
                                                             =============   =============


                         GENIUS PRODUCTS, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                       (UNAUDITED)

                                                                   FOR THE NINE
                                                                    MONTHS ENDED
                                                                    SEPTEMBER 30,
                                                           -----------------------------
                                                           (As restated)
                                                               2004              2003
                                                           -------------   -------------
Revenues:

        Audio                                              $  1,437,515    $  1,163,618
        DVD and VHS                                           9,656,572         247,154
        Royalties, licensing and other                          379,776         422,398
                                                           -------------   -------------
Gross revenues                                               11,473,863       1,833,170
       Sales returns, discounts and allowances               (1,267,460)       (199,143)
                                                           -------------   -------------
            Net revenues                                     10,206,403       1,634,027
                                                           -------------   -------------
Costs and expenses
     Cost of revenues:
          Audio                                                 598,930         554,918
          DVD and VHS                                         6,208,589         151,634
          Other                                                 305,342         247,241
          Warehouse expenses                                    176,982          79,637
     Product development                                      1,057,383         427,366
     Sales and marketing                                      1,596,391         736,212
     General and administrative                               2,470,003       1,165,994
     Stock options granted to non-employees for services        395,243         280,945
                                                           -------------   -------------
     Total costs and expenses                                12,808,863       3,643,947
                                                           -------------   -------------
     Loss from operations                                    (2,602,460)     (2,009,920)

Other income (expense)                                            9,439          13,232
Interest expense                                               (449,617)        (22,985)
                                                           -------------   -------------
     Loss before provision for income taxes                  (3,042,638)     (2,019,673)

Provision for income taxes                                          800             800
                                                           -------------   -------------
     Net loss                                              $ (3,043,438)   $ (2,020,473)
                                                           =============   =============
Basic and diluted loss per common share:
     Net loss per share                                    $      (0.13)   $      (0.12)
                                                           =============   =============

     Basic and diluted weighted average shares               23,364,187      17,004,758
                                                           =============   =============



                         GENIUS PRODUCTS, INC. AND SUBSIDIARIES
                          CONDENSED CONSOLIDATED BALANCE SHEET
                                      (UNAUDITED)

                                                                        SEPTEMBER 30, 2004
                                                                          (As restated)
                                                                          -------------
ASSETS

Current assets
    Cash and equivalents                                                  $  3,011,363
    Accounts receivable, net of allowance for doubtful accounts and
       sales returns of $720,634                                             3,931,681
    Inventories                                                              2,163,016
    Prepaid royalties                                                          377,433
    Prepaid expenses                                                           662,271
                                                                          -------------
             Total current assets                                           10,145,764

    Property and equipment, net of accumulated depreciation of $193,351        240,987
    Production masters, net of accumulated amortization of $805,891          2,041,078
    Patents and trademarks, net of accumulated amortization of $38,626         105,698
    Deposits and other                                                         863,899
                                                                          -------------
                                                                          $ 13,397,426
                                                                          =============
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Notes payable, net of unamortized discount of $78,051                 $    776,950
    Accounts payable                                                         4,223,265
    Accrued payroll and related expenses                                       138,501
    Debentures payable                                                          50,750
    Accrued expenses                                                           167,198
    Payable on terminated contract                                             300,000
                                                                          -------------
             Total current liabilities                                       5,656,664

    Redeemable common stock                                                    390,347
                                                                          -------------
             Total liabilities                                               6,047,011

    Commitments and contingencies                                                   --

Stockholders' equity
    Preferred stock, $.001 par value; 10,000,000 shares authorized;
      0 shares outstanding                                                          --
    Common stock, $.001 par value; 50,000,000 shares authorized;
      25,193,312 shares outstanding                                             25,193
    Additional paid-in capital                                              25,899,853
    Accumulated deficit                                                    (18,574,631)
                                                                          -------------
             Total stockholders' equity                                      7,350,415
                                                                          -------------
                                                                          $ 13,397,426
                                                                          =============

                                         # # #
